UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): April 26, 2006

                                 NOVA OIL, INC.
             (Exact name of registrant as specified in its charter)


    Nevada                         000-32531                   91-2028450
--------------------------------------------------------------------------------
(State or other              (Commission File Number)     I.R.S. Employer
  Jurisdiction                                            Identification Number)
 of incorporation)

    The Riviana Building, 2777 Allen Parkway, Suite 800, Houston, Texas 77019
                    (Address of Principal Executive Offices)

                                  713-869-6682
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))


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ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

         On April 26, 2006, the Company's operating subsidiary, Biosource America, Inc., and Anamax Energy Services, Inc. entered into a contract change order with respect to the design/build agreement entered into between the parties on December 28, 2005 and filed with the SEC on April 3, 2006 as Exhibit
10.7 to its Current Report on Form 8-K. Under the original agreement, Biosource America would design and build a 20 million gallon per year biodiesel production facility near DeForest, Wisconsin at a "Guaranteed Maximum Price" of $13,250,000 with a "Contract Substantial Completion Date" of December 20, 2006. Pursuant to the change order, the parties agreed that the "Contract Effective Date" would be established as February 22, 2006, that Biosource America would also provide the design, construction and delivery of a tank farm required to support the biodiesel refinery, that the "Guaranteed Maximum Price" would be increased by $4,040,000 to $17,290,000 and that the "Contract Substantial Completion Date" would be revised 33 days to January 23, 2007.

         On April 28, 2006, under the Nova Energy Holding, Inc. 2006 Equity Incentive Plan (the "2006 Plan") and in a transaction exempt from registration pursuant to Section 4(2) of the Securities Act, the Compensation Committee granted to six key employees of Biosource America non-qualified stock options to purchase in the aggregate 277,079 shares of the Company's common stock at an exercise price of $3.88 per share, the fair market value of the common stock on the date of grant as determined by the Compensation Committee pursuant to the 2006 Plan. All such options expire ten years from the date of grant and are not exercisable until the underlying shares of common stock are registered under the Securities Act. With the exception of the options granted to Richard H. Talley, President of Biosource America, all such options vest monthly in equal installments over a two year period. With respect to the 64,433 options granted to Mr. Talley, such options vest upon the later of approval of the 2006 Plan by the Company's stockholders or the registration of the underlying shares of common stock under the Securities Act.


ITEM 3.02  UNREGISTERED SALES OF EQUITY SECURITIES

         The disclosures regarding the grant of non-qualified stock options reported in Item 1.01 of this report are incorporated by reference into this
Item 3.02.























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

                                    SIGNATURE

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                                                NOVA OIL, INC.


                                                By:      /s/ KENNETH T. HERN
                                                      -----------------------
                                                Name: Kenneth T. Hern
                                                Title: Chief Executive Officer



Date:  May 2, 2006











































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